Exhibit 10.1

November 15, 2017

Global Eagle Entertainment Inc.

6100 Center Drive, Suite 1020

Los Angeles, California 90045

Ladies and Gentlemen:

Reference is made to (i) the Credit Agreement, dated as of January 6, 2017 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, including pursuant to the Limited Waiver (as defined below), the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement), among GLOBAL EAGLE ENTERTAINMENT INC., a Delaware corporation (the “Borrower”), the Guarantors party thereto from time to time, CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), L/C Issuer and Swing Line Lender, and each Lender from time to time party thereto and (ii) the First Amendment and Limited Waiver to Credit Agreement, dated as of May 4, 2017, as amended by (a) the Amendment to First Amendment and Limited Waiver to Credit Agreement and Second Amendment to Credit Agreement, dated as of June 29, 2017, (b) the Second Amendment to Limited Waiver to Credit Agreement, dated as of September 13, 2017, (c) the Third Amendment to Limited Waiver to Credit Agreement and Third Amendment to Credit Agreement, dated as of October 2, 2017, (d) the Letter Agreement dated October 6, 2017, (e) the Fourth Amendment to Limited Waiver to Credit Agreement and Fourth Amendment to Credit Agreement, dated as of October 31, 2017 and (f) and as otherwise amended from time to time, the “Limited Waiver”), in each case, among the Borrower, the Guarantors party thereto from time to time, the Administrative Agent and the Required Lenders.

The Borrower has requested that the Required Lenders extend the due date for the delivery of the Annual Financial Statement Deliverables (as defined in the Limited Waiver) to November 17, 2017 (the “Delivery Date”). Notwithstanding anything to the contrary in the Credit Agreement or any other Loan Document, including Section 6.01(a) or 6.02(d) of the Credit Agreement, the Lenders party hereto (constituting the Required Lenders) hereby agree and consent to the extension of the due date for the delivery of the Annual Financial Statement Deliverables to the Delivery Date.

Except as expressly modified by this letter agreement (this “Agreement”), each Loan Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Agreement, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Credit Agreement as modified by this Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

November 15, 2017

This Agreement and the consent set forth herein shall become effective as of the date first written above upon the execution hereof by the Borrower and the Required Lenders. This Agreement shall constitute a “Loan Document” for purposes of the Credit Agreement.

THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The jurisdiction and waiver of jury trial provisions set forth in Sections 10.15 and 10.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis. This Agreement may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by fax, email or other electronic transmission (including in .pdf or .tif format) shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages Follow]

If the foregoing correctly sets forth our understanding, please indicate your acceptance of the terms hereof by returning to us an executed counterpart hereof, whereupon this letter agreement shall become a binding agreement between us.

Sincerely,

ALJ Global Loan Fund 2016 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST, as Lender

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Vice President

BNY Mellon Global High Yield Bond Fund, as Lender

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Vice President

Collective Trust High Yield Fund, as Lender

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Vice President

Dreyfus/Laurels Funds Trust – High Yield Fund, as Lender

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Vice President

Global Loan SV S.a.r.l, as Lender

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Multi-Credit SV S.a.r.l, as Lender

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Vice President

Shackleton 2013-III CLO, Ltd., as Lender

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Vice President

Shackleton 2013-IV CLO, Ltd., as Lender

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Vice President

Shackleton 2014-V CLO, Ltd., as Lender

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Vice President

Shackleton 2014-VI CLO, Ltd., as Lender

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Shackleton 2015-VII CLO, Ltd., as Lender

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Vice President

Shackleton 2013-VIII CLO, Ltd., as Lender

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Vice President

Shackleton 2016-IX CLO, Ltd., as Lender

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Vice President

Shackleton 2017-X CLO, Ltd., as Lender

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Vice President

Dreyfus/Laurels Funds Trust – Dreyfus Floating Rate, as Lender

By:	/s/ Andrew Sieurin
	Name:	Andrew Sieurin
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

AGF Floating Rate Income Fund, as Lender
By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

The Obsidian Master Fund, as Lender
By: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

CA 534 Offshore Fund, Ltd, as Lender
By: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

BlackRock Credit Alpha Master Fund L.P., as Lender
By: BlackRock Financial Management, Inc., in its capacity as investment advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

BlackRock Multi-Strategy Master Fund Limited, as Lender By: BlackRock Institutional Trust Company, N.A., its Investment Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Carlyle Global Market Strategies CLO 2012-3, Ltd.

Carlyle Global Market Strategies CLO 2012-4, Ltd.

Carlyle Global Market Strategies CLO 2013-1, Ltd.

Carlyle Global Market Strategies CLO 2013-4, Ltd.

Carlyle Global Market Strategies CLO 2014-1, Ltd.

Carlyle Global Market Strategies CLO 2014-2, Ltd.

Carlyle Global Market Strategies CLO 2014-3, Ltd.

Carlyle Global Market Strategies CLO 2014-4, Ltd.

Carlyle Global Market Strategies CLO 2014-5, Ltd.

Carlyle Global Market Strategies CLO 2015-1, Ltd.

Carlyle Global Market Strategies CLO 2015-2, Ltd.

Carlyle Global Market Strategies CLO 2015-3, Ltd.

Carlyle Global Market Strategies CLO 2015-4, LTD

Carlyle Global Market Strategies CLO 2015-5, LTD

Carlyle Global Market Strategies CLO 2016-1, LTD

Carlyle Global Market Strategies CLO 2016-2, LTD

Carlyle Global Market Strategies CLO 2016-3, LTD

Carlyle US CLO 2016-4, LTD

Carlyle US CLO 2017-1

Carlyle US CLO 2017-2

Carlyle US CLO 2017-3 Ltd

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Brighthouse Funds Trust I – Brighthouse/Eaton Vance Floating Rate Portfolio, as Lender By: Eaton Vance Management, as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Eaton Vance CLO 2013-1 LTD, as Lender By: Eaton Vance Management, as Portfolio Manager

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Eaton Vance CLO 2014-1 Ltd., as Lender By: Eaton Vance Management, as Portfolio Manager

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Eaton Vance CLO 2015-1 Ltd., as Lender By: Eaton Vance Management, as Portfolio Manager

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Columbia Funds Variable Series Trust II – Variable Portfolio – Eaton Vance Floating Rate Income Fund, as Lender By: Eaton Vance Management, as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

DaVinci Reinsurance Ltd., as Lender By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Eaton Vance Floating-Rate Income Plus Fund, as Lender By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Eaton Vance Senior Floating-Rate Trust, as Lender By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Eaton Vance Floating-Rate Income Trust, as Lender By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio, as Lender By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Eaton Vance Senior Income Trust, as Lender By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Eaton Vance Short Duration Diversified Income Fund, as Lender By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Eaton Vance Institutional Senior Loan Fund, as Lender By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Eaton Vance Limited Duration Income Fund, as Lender By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Eaton Vance Floating Rate Portfolio, as Lender
By: Boston Management and Research, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Florida Power & Light Company, as Lender
By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Pacific Select Fund – Floating Rate Loan Portfolio, as Lender
By: Eaton Vance Management, as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Renaissance Investment Holdings Ltd, as Lender
By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Senior Debt Portfolio, as Lender
By: Boston Management and Research, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Eaton Vance VT Floating-Rate Income Fund, as Lender
By: Eaton Vance Management, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Vector Trading (Cayman) LP, as Lender

By:	/s/ James Murray
	Name:	James Murray
	Title:	Authorized Person

VC4 Debt Investment (US) LLC, as Lender

By:	/s/ James Murray
	Name:	James Murray
	Title:	Authorized Person

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

American Beacon Sound Point Floating Rate Income Fund, as series of American Beacon Funds, as Lender
By: Sound Point Capital Management, LP as Sub-Advisor

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Cavello Bay Reinsurance Limited, as Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Commonwealth of Pennsylvania, Treasury Department, as Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Commonwealth of Pennsylvania, Treasury Department – Tuition Account Program, as Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Kaiser Foundation Hospitals, as Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Kaiser Permanente Group Trust, as Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Privilege Underwriters Reciprocal Exchange, as Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

PURE Insurance Company, as Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Sound Point CLO III, Ltd., as Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Sound Point CLO IV, Ltd., as Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Sound Point CLO IX, Ltd., as Lender By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Sound Point CLO V, Ltd., as Lender By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Sound Point CLO VI, Ltd., as Lender By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Sound Point CLO VII, Ltd., as Lender By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Sound Point CLO VIII, Ltd., as Lender By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Sound Point CLO X, Ltd., as Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Sound Point CLO XI, Ltd., as Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Sound Point CLO XII, Ltd., as Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Sound Point CLO XIV, Ltd., as Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Sound Point CLO XV, Ltd., as Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Sound Point Senior Floating Rate Master Fund, L.P., as Lender
By: Sound Point Capital Management, LP as Investment Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Teamsters Pension Trust Fund of Philadelphia & Vicinity, as Lender
By: Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name: Andrew Wright
Title: Authorized Signatory

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

FRANKLIN CUSTODIAN FUNDS – FRANKLIN INCOME FUND, as Lender

By:	/s/ Richard Hsu
Name: Richard Hsu
Title: Vice President, Franklin Advisors

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]

Accepted and agreed to as of
the date first above written:

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Paul Rainey
Name:	Paul Rainey
Title:	Chief Financial Officer

[Signature Page to Consent to Extension of Due Date for Delivery of Annual Financial Statement Deliverables]